Equity	6 Months Ended	12 Months Ended
	Jun. 30, 2017	Dec. 31, 2016
Equity [Abstract]
Equity

Note 11. Equity

Common Stock

The Company’s authorized capital stock includes 500,000,000 shares of common stock, $0.01 par value per share. The following is a summary of the changes in our common stock issued for the six months ended June 30, 2017:

Balance, December 31, 2016	91,680,441
Common stock issued	7,815,225
Restricted common stock issued	1,640,351

Balance, June 30, 2017	101,136,017

On January 17, 2017, we issued and sold 2,297,100 shares of our common stock at an offering price of $15.00 per share pursuant to the partial exercise of the underwriters’ over-allotment option associated with our initial public offering the (“Option Exercise”). We received net proceeds of $32.6 million from the Option Exercise, all of which was used to repay outstanding borrowings under our revolving credit facility.

On June 30, 2017, pursuant to the Acquisition Agreements, we issued 5,518,125 shares of our common stock valued at approximately $60.8 million as partial consideration to KKR. See Note 3 for additional information regarding the Acquisition.

See “Note 13—Long Term Incentive Plans” for additional information regarding the shares of restricted common stock that were granted in connection with our initial public offering. Restricted shares of common stock are considered issued and outstanding on the grant date of the restricted stock award.

Previous Owner Equity

Our previous owner received capital contributions of $25.0 million from its members during the six months ended June 30, 2016.

Predecessor Equity

The predecessor received capital contributions of $13.3 million from its members during the six months ended June 30, 2016.

Note 10. Equity

Common Stock

The Company’s authorized capital stock includes 500,000,000 shares of common stock, $0.01 par value per share. The following is a summary of the changes in our common shares issued for the year ended December 31, 2016:

Balance, January 1, 2016	—
Shares of common stock issued in connection with Corporate Reorganization	62,518,680
Shares of common stock issued in initial public offering	27,500,000
Shares of common stock issued in connection with Rosewood Acquisition	1,308,427
Restricted common shares issued	353,334

Balance, December 31, 2016	91,680,441

See Note 12 for additional information regarding restricted common shares that were granted in connection with our initial public offering. Restricted shares of common stock are considered issued and outstanding on the grant date of restricted stock award.

Preferred Stock

Our amended and restated certificate of incorporation will authorize our board of directors, subject to any limitations prescribed by law, without further stockholder approval, to establish and to issue from time to time one or more classes or series of preferred stock, par value $0.01 per share, covering up to an aggregate of 50,000,000 shares of preferred stock. Each class or series of preferred stock will have the powers, preferences, rights, qualifications, limitations and restrictions determined by the board of directors, which may include, among others, dividend rights, liquidation preferences, voting rights, conversion rights, preemptive rights and redemption rights. Except as provided by law or in a preferred stock designation, the holders of preferred stock will not be entitled to vote at or receive notice of any meeting of stockholders. There are no shares issued and outstanding as of December 31, 2016.

Dividend Policy

We do not anticipate declaring or paying any cash dividends to holders of our common stock in the foreseeable future. We currently intend to retain future earnings, if any, to finance our operations and the growth of our business. Our future dividend policy is within the discretion of our board of directors and will depend upon then-existing conditions, including our results of operations, financial condition, capital requirements, investment opportunities, statutory restrictions on our ability to pay dividends and other factors our board of directors may deem relevant. In addition, our revolving credit facility places restrictions on our ability to pay cash dividends.

Predecessor Equity

The predecessor received capital contributions of $10.8 million, $125.9 million and $89.4 million from its members during the year ended December 31, 2016, 2015 and 2014, respectively. Promissory note advances were available to management to fund future capital commitments and carried an interest rate of 2.5%.

The table below summarizes advances and payments of the promissory note advances for the years ended December 31, 2016, 2015 and 2014:

	Principal	Interest	Total
Balance, December 31, 2013	$9,702	$97	$9,799
Advances	9,403	—	9,403
Payments	(17,454)	(303)	(17,757)
Accrued Interest	—	245	245

Balance, December 31, 2014	1,651	39	1,690
Advances	1,096	—	1,096
Payments	(380)	(13)	(393)
Accrued Interest	—	50	50

Balance, December 31, 2015	2,367	76	2,443
Advances	101	—	101
Payments	(20)	—	(20)
Accrued Interest	—	51	51
Dissolution	(2,448)	(127)	(2,575)

Balance, December 31, 2016	$—	$—	$—

On November, 9, 2016, the management members conveyed to the predecessor certain ownership interests in the predecessor in exchange for the discharge in full and the termination of all the promissory note advances then outstanding. The promissory note advances and the related accrued interest receivable are presented in the balance sheet as a deduction from predecessor equity.

Previous Owner Equity

The previous owner’s received capital contributions of $97.0 million and $208.4 million from its members during the year ended December 31, 2016 and for the period of February 17, 2015 to December 31, 2015, respectively. During the period from February 17, 2015 to December 31, 2015, Esquisto received property contributions of $40.1 million from its members that primarily consisted of developed and undeveloped properties in the East Texas Eagle Ford, Austin Chalk and Pecan Gap formations in Lee County, Washington County and Brazos County, Texas. On February 17, 2015, NGP acquired a controlling interest in Esquisto from an Esquisto member not affiliated with NGP. NGP’s basis exceeded the net book value by $16.1 million associated with this transaction. In May 2015, NGP acquired additional interests in Esquisto from another Esquisto member not affiliated with NGP. NGP’s basis exceeded the net book value by $26.6 million associated with this transaction. As a result of the Corporate Reorganization (as discussed in Note 1) and common control accounting, Esquisto’s net assets were recorded at NGP’s historical cost basis.